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                                                                  Exhibit 23.1



                        CONSENT OF BINGHAM McCUTCHEN LLP


         We hereby consent to the reference to this firm under the heading "Legal matters" in this Amendment No. 2 to the Registration Statement on Form S-1.

                                        /s/ Bingham McCutchen LLP

                                        BINGHAM McCUTCHEN LLP

                                        November 3, 2003